UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 3, 2004

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500

Registrant’s telephone number, including area code

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

99.1         Press release, dated February 3, 2004, reporting Edwards’ financial results for the fourth quarter of 2003 and the year ended December 31, 2003.

Item 12.    Disclosure of Results of Operations and Financial Condition.

The following information and the exhibit attached hereto are furnished pursuant to Item 12—Disclosure of Results of Operations and Financial Condition.

On February 3, 2004, Edwards Lifesciences Corporation, a Delaware corporation (“Edwards”), issued a press release setting forth Edwards’ financial results for the fourth quarter of 2003 and the year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2004

EDWARDS LIFESCIENCES CORPORATION

By:	/s/ Bruce P. Garren
Bruce P. Garren
Corporate Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release, dated February 3, 2004, reporting Edwards’ financial results for the fourth quarter of 2003 and the year ended December 31, 2003.